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                                                                    EXHIBIT 99.2
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                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement of Royal Appliance Mfg. Co. on Form S-8 (File No. 33-44802) of our reports dated March 11, 2000, relating to the financial statements of the Royal Appliance 401(k) Retirement Savings Plan which appears in this Form 11-K.


                                                      PricewaterhouseCoopers LLP













Cleveland, Ohio
March 16, 2000